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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                       January 22, 2002 (January 22, 2002)

                            LIFEPOINT HOSPITALS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

                Delaware             0-29818              52-2165845
             -------------        ---------------       ---------------
            (State or Other      (Commission File      (I.R.S. Employer
            Jurisdiction of            Number)          Identification
             Incorporation)                                  Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                           --------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial statements of businesses acquired.

                        None required

         (b)   Pro forma financial information.

                        None required

         (c)   Exhibits.

                    99 Copy of press release issued by the Company on January 22, 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

         LifePoint Hospitals, Inc. (the "Company") issued a press release on January 22, 2002 announcing that it will provide an online Web simulcast of its fourth quarter and year-end 2001 earnings conference call on February 5, 2002 and that the Company will release its results for the fourth quarter and year ended December 31, 2001 after the close of the market on Monday, February 4, 2002. See the press release attached as Exhibit 99.





                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LIFEPOINT HOSPITALS, INC.

                                       By:   /s/ William F. Carpenter III
                                           -----------------------------------
                                                 William F. Carpenter III
                                                 Senior Vice President and
                                                 General Counsel


Date: January 22, 2002









                                       3
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION OF EXHIBITS
-------        -----------------------
  99           Copy of press release issued by the Company on January 22, 2002.